UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                     ---------

                        First Trust Mortgage Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                    ---------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                    Date of reporting period: April 30, 2012
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST                                                         BROOKFIELD

                                  FIRST TRUST
                              MORTGAGE INCOME FUND




                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2012

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2012

 Shareholder Letter..........................................................  1
 At a Glance.................................................................  2
 Portfolio Commentary........................................................  3
 Portfolio of Investments....................................................  6
 Statement of Assets and Liabilities......................................... 12
 Statement of Operations..................................................... 13
 Statements of Changes in Net Assets......................................... 14
 Statement of Cash Flows..................................................... 15
 Financial Highlights........................................................ 16
 Notes to Financial Statements............................................... 17
 Additional Information...................................................... 23

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2012


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Mortgage Income Fund (the "Fund").


The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Mortgage Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND
"AT A GLANCE"
AS OF APRIL 30, 2012 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange                                  FMY
Common Share Price                                              $19.85
Common Share Net Asset Value ("NAV")                            $17.70
Premium (Discount) to NAV                                        12.15%
Net Assets Applicable to Common Shares                     $72,211,552
Current Monthly Distribution per Common Share (1)               $0.160
Current Annualized Distribution per Common Share                $1.920
Current Distribution Rate on Closing Common Share Price (2)       9.67%
Current Distribution Rate on NAV (2)                             10.85%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------------------

                Common Share Price                   NAV
4/11                  $20.78                       $19.68
                       20.59                        19.49
                       20.61                        19.53
                       20.89                        19.61
5/11                   20.98                        19.75
                       20.95                        19.69
                       20.22                        19.60
                       20.35                        19.56
6/11                   21.16                        19.59
                       20.74                        19.54
                       20.94                        19.77
                       20.87                        19.66
                       20.76                        19.70
7/11                   19.68                        19.50
                       19.39                        19.12
                       19.02                        18.70
                       19.01                        18.59
8/11                   19.16                        18.71
                       19.10                        18.61
                       19.00                        18.55
                       19.05                        18.58
                       18.94                        18.18
9/11                   18.66                        18.20
                       17.70                        18.05
                       18.54                        18.41
                       18.42                        18.39
10/11                  18.82                        18.48
                       18.87                        18.37
                       19.09                        18.33
                       18.71                        18.01
11/11                  18.36                        17.87
                       18.54                        17.86
                       18.71                        17.95
                       18.98                        17.80
                       18.88                        17.90
12/11                  19.07                        17.53
                       19.12                        17.56
                       19.42                        17.65
                       19.28                        17.77
1/12                   19.80                        17.84
                       19.78                        17.72
                       19.07                        17.70
                       19.38                        17.74
2/12                   19.53                        17.81
                       19.72                        17.72
                       19.47                        17.73
                       19.53                        17.80
                       19.30                        17.90
3/12                   19.62                        17.95
                       19.68                        17.82
                       19.67                        17.72
                       19.74                        17.73
                       19.77                        17.73
4/12                   19.85                        17.70


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE (3)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Average Annual Total Return
                                                                                           ------------------------------------
                                                          6 Months Ended    1 Year Ended   5 Years Ended   Inception(5/25/2005)
                                                             4/30/2012        4/30/2012      4/30/2012       to 4/30/2012
FUND PERFORMANCE
NAV                                                            1.74%            0.22%           8.31%           7.02%
Market Value                                                  11.08%            6.44%          12.87%           8.08%
INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index         2.13%            5.82%           6.27%           7.05%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
Weighted Average Duration                          0.99
Weighted Average Life (Years)                      4.62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         % OF TOTAL
ASSET CLASSIFICATION                                     INVESTMENTS
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                 60.4%
U.S. Government Agency Mortgage-Backed Securities          38.5
Asset-Backed Securities                                     1.1
--------------------------------------------------------------------------------
Total                                                     100.0%
                                                          ======


--------------------------------------------------------------------------------
                                                        % OF TOTAL
SECURITY TYPE                                           INVESTMENTS
--------------------------------------------------------------------------------
Fixed Rate Securities                                        59.7%
Adjustable Rate Securities                                   26.4
Interest Only Securities                                     13.9
--------------------------------------------------------------------------------
Total                                                       100.0%
                                                            ======


--------------------------------------------------------------------------------
                                                        % OF TOTAL
                                                       FIXED-INCOME
CREDIT QUALITY (4)                                      INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                         62.7%
AA+                                                          2.3
AA                                                           6.5
A+                                                           3.6
A                                                            2.0
BBB+                                                         1.1
BB                                                           1.2
BB-                                                          0.5
B                                                            3.1
B-                                                           2.6
CCC+                                                         6.2
CCC                                                          6.5
CC                                                           1.5
D                                                            0.2
--------------------------------------------------------------------------------
Total                                                      100.0%
                                                           ======


(1) Most recent distribution paid or declared through 4/30/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2012

                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $150 billion in assets under management as of March 31, 2012. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity and also offers a range of public and private investment products and services. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets.

The public market activities of Brookfield, an SEC-registered investment advisor, complement the firm's core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments Team. Mr. Breaks joined Brookfield in 2002 and is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks has also managed securitized product vehicles, such as structured investment vehicles ("SIVs"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst ("CFA") designation.

CHRIS WU
DIRECTOR

Mr. Wu joined Brookfield in 2007 and is a Portfolio Manager on the Securitized Products Investment Team focusing on Agency MBS. He is responsible for the firm's Agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for Agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from the University of Saskatchewan. He also earned a Bachelor of Economics degree from Huazhong University of Science and Technology in China.

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The First Trust Mortgage Income Fund's (the "Fund") primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in MBS representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities ("RMBS") or commercial mortgage-backed securities ("CMBS"). The Fund may leverage to an aggregate amount of up to 33.33% of the Fund's Managed Assets.(1) The Fund uses leverage primarily through the use of repurchase agreements.

MARKET RECAP AND OUTLOOK

Securitized products performed well during the six-month period ended April 30, 2012, with "risk on" being the dominant theme. Trading activity was brisk for the period as large amounts of supply met strong demand from insurance companies and money managers. Supply included the last of Maiden Lane II, the Fed's special purpose vehicle ("SPV") that purchased


---------------

(1) The Fund's Managed Assets are the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

AIG's structured assets during the 2008 crisis. Although issuance of RMBS continued to be light, there were three new issue deals announced in the first quarter, two with new prime collateral and one with re-performing subprime collateral. CMBS issuance continued its recovery with $4 billion in new deals this quarter.

Economic signs have been stronger in the U.S., especially as warm weather seems to have pulled forward some of the consumption typically associated with a second quarter spring thaw. Unemployment continues to fall and consumer confidence is rising. Given the data and minutes from the Federal Open Market Committee meeting, a third round of Fed bond buying, so-called "QE3", now seems unlikely. Government policy remains accommodative and the low-yield environment is drawing investors toward higher-yielding sectors such as RMBS and CMBS. European news was generally mixed but the strong uptake of Long Term Refinancing Operations II buoyed European markets and kept global investors feeling bullish. This bullish sentiment has also caused yields to converge as the premium for riskier assets has narrowed, which has increased our preference for stability and income.

From a real estate fundamental perspective, our current projection for home prices is a further decline of 6.2% for the 2012 year-end. This is a reduction from our 9.2% decline projection at year-end. As we approach a nadir in the national averages, we expect to see more regional real estate markets tighten and for strategic default to look less appealing to underwater borrowers.

More than 90% of new mortgages, including refinancing, are now guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, and so any changes to government programs can be an important driver of performance. Based on the published score card memo, we now believe that the Federal Housing Finance Agency will begin attempting to combine Fannie Mae and Freddie Mac and to sell first loss protection in some future RMBS transactions. We also expect continued increases in Ginnie Mae's insurance premiums as this is the only source of income to replenish its dwindling reserve fund. These dynamics work against the White House's policies expanding credit access. On the margin this will most likely result in a stalemate and a low chance of greatly expanded credit.

Last quarter we posted positive returns in securitized products on improving forecasts for collateral performance and lower-required yields from investors. These dynamics are still intact now; therefore, we continue to remain optimistic for returns. With a contraction in risk premiums, we remain focused on stability and income. We believe bonds with these characteristics will be the first choice for more conventional investors dipping a toe back into a market that may have burned them not long ago. By contrast, more volatile bonds can rally more with a "risk on" market; however, if their fundamental risks remain unresolved, it will be difficult to harvest the paper gain. For these reasons, we continue to emphasize senior prime RMBS, CMBS and seasoned Manufactured Housing.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2012, the Fund had a total return(2) of 1.74% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 2.77% to a premium to NAV of 12.15%, resulting in a total return2 of 11.08% based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index, returned 2.13%.

Over the course of the period, primary purchases for the Fund were investment grade fixed-coupon CMBS and hybrid coupon non-Agency RMBS. We swapped a portion of the Fund's exposure to Agency MBS derivatives as we repositioned to reduce prepayment risk as interest rates fell. The purchases were funded with existing cash, repaid principal on existing holdings and sales. In total, approximately $4.9 million in senior non-Agency RMBS, $1.1 million in senior CMBS and $2 million of Agency derivatives were purchased.

With the portfolio close to the limit of below "A" grade allocation, we mostly purchased bonds above the "A" grade during the past six months. In seeking bonds with stable yield profiles, a sector we find particularly attractive is senior prime RMBS.

We also prefer the most senior bonds in CMBS purchases as these bonds tend to have considerable credit enhancement to avoid losses, and consequently have high investment-grade ratings. When spreads on these bonds widen, we see an opportunity to pick up spread to Agencies with more price upside potential. Manufactured Housing is similarly remote from principal loss and with higher spreads, although it is slower to find price appreciation in an improving market.


---------------

(2) Total return is based on the combination of reinvested dividend, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Currently, the leverage of the Fund is relatively low at 22.09%, as of April 30, 2012, given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability this may be an especially important tool.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

DISCLOSURE

Fixed-income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Investments in below-investment-grade ("high-yield" or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk.

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond Brookfield's control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," "should," "intend," or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Opinions expressed herein are as of April 30, 2012 and subject to change.

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2012 (UNAUDITED)


 PRINCIPAL                                                          STATED        STATED
   VALUE                       DESCRIPTION                          COUPON       MATURITY          VALUE
-----------    --------------------------------------------       ----------    -----------     ------------
MORTGAGE-BACKED SECURITIES - 73.1%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 52.9%
               Adjustable Rate Mortgage Trust
$   288,625     Series 2004-5, Class 1A1 (a)...............            3.06%       04/25/35     $   263,575
               Banc of America Funding Corp.
    949,197     Series 2005-F, Class 4A1 (a)...............            2.79%       09/20/35         643,601
               Banc of America Mortgage Securities
    108,083     Series 2002-L, Class 1A1 (a)...............            2.78%       12/25/32          88,404
    135,683     Series 2004-K, Class 4A1 (a)...............            5.25%       12/25/34         125,571
  1,486,698     Series 2007-1, Class 1A26 .................            6.00%       03/25/37       1,337,756
               Bear Stearns Adjustable Rate Mortgage Trust
  1,097,821     Series 2004-9, Class 12A3 (a)..............            2.91%       11/25/34       1,029,679
    969,925     Series 2004-10, Class 12A3 (a).............            2.79%       01/25/35         852,842
               Chase Mortgage Finance Corp.
    596,530     Series 2007-A3, Class 3A1 (a)..............            5.64%       12/25/37         513,044
                Countrywide Alternative Loan Trust
    187,349     Series 2004-14T2, Class A6 ................            5.50%       08/25/34         187,313
  1,225,375     Series 2005-J1, Class 2A1 .................            5.50%       02/25/25       1,193,684
    119,346     Series 2007-11T1, Class A37 (d)............           38.59%       05/25/37         205,223
               Countrywide Home Loan Mortgage Pass
                Through Trust
  1,138,137     Series 2006-21, Class A8 ..................            5.75%       02/25/37         916,019
    138,378     Series 2007-15, Class 2A2 .................            6.50%       09/25/37         111,114
               Countrywide Home Loans
    310,383     Series 2004-HYB1, Class 2A (a).............            2.84%       05/20/34         279,069
    218,115     Series 2005-20, Class A7 ..................            5.25%       12/25/27         189,217
    844,623     Series 2005-J4, Class A4 ..................            5.50%       11/25/35         848,852
               Credit Suisse First Boston Mortgage
                Securities Corp.
  2,000,605     Series 2004-AR2, Class 1A1 (a).............            2.91%       03/25/34       1,580,894
               First Horizon Mortgage Trust
    726,567     Series 2006-2, Class 1A3 ..................            6.00%       08/25/36         666,716
               GMAC Mortgage Corporation Loan Trust
    366,482     Series 2004-AR1, Class 22A (a).............            3.26%       06/25/34         327,747
               GSR Mortgage Loan Trust
    315,180     Series 2005-AR2, Class 5A1 (a).............            2.67%       04/25/35         286,637
  2,161,577     Series 2007-1F, Class 3A10, IO ............            6.00%       01/25/37         203,340
               Harborview Mortgage Loan Trust
    300,838     Series 2004-1, Class 2A (a)................            2.80%       04/19/34         277,639
  1,159,692     Series 2004-6, Class 3A1 (a)...............            2.83%       08/19/34         900,586
               JP Morgan Mortgage Trust
  2,649,190     Series 2005-ALT1, Class 4A1 (a)............            5.24%       10/25/35       2,064,934
  1,033,434     Series 2006-A2, Class 4A1 (a)..............            2.80%       08/25/34       1,004,495
               JP Morgan Re-REMIC
  2,493,745     Series 2009-7, Class 12A1 (a) (b)..........            6.25%       01/27/37       2,555,489
               MASTR Alternative Loan Trust
    615,348     Series 2004-8, Class 5A1 ..................            6.00%       09/25/34         650,997
               MASTR Asset Securitization Trust
  1,124,629     Series 2006-2, Class 1A10 (a)..............            6.00%       06/25/36         978,993

Page 6                     See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


 PRINCIPAL                                                          STATED        STATED
   VALUE                       DESCRIPTION                          COUPON       MATURITY          VALUE
-----------    --------------------------------------------       ----------    -----------     ------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
               Mellon Residential Funding Corp
 $  581,250      Series 2001-TBC1, Class A1 (a).............           0.94%       11/15/31    $    563,073
               Merrill Lynch Mortgage Investors Trust
  1,376,260      Series 2005-A7, Class 2A1 (a)..............           5.25%       09/25/35       1,235,625
               Morgan Stanley Mortgage Loan Trust
    241,115      Series 2004-7AR, Class 2A6 (a).............           2.65%       09/25/34         211,769
               Provident Funding Mortgage Loan Trust
    456,367      Series 2005-1, Class 1A1 (a)...............           2.97%       05/25/35         412,411
                Residential Accredit Loans, Inc.
     95,568      Series 2002-QS18, Class A1 ................           5.50%       12/25/17          97,829
  1,102,771      Series 2004-QS2, Class CB .................           5.75%       02/25/34       1,110,693
               Residential Funding Mortgage Securities I
    438,658      Series 2005-S5, Class A5 ..................           5.25%       07/25/35         436,963
               Structured Asset Securities Corp.
    930,000      Series 2005-16, Class 1A2 .................           5.50%       09/25/35         829,124
               Thornburg Mortgage Securities Trust
  1,376,346      Series 2004-3, Class A (a).................           0.98%       09/25/44       1,244,331
               Wachovia Mortgage Loan Trust, LLC
    941,876      Series 2006-A, Class 3A1 (a)...............           4.32%       05/20/36         864,467
               Washington Mutual Alternative Mortgage
                 Pass-Through Certificates
     72,298      Series 2007-5, Class A11 (d)...............          38.05%       06/25/37         118,860
               Washington Mutual Msc Mortgage
                 Pass-Through
    679,138      Series 2004-RA1, Class 2A .................           7.00%       03/25/34         725,481
               Wells Fargo Mortgage Backed Securities Trust
  1,235,424      Series 2004-A, Class A1 (a)................           4.85%       02/25/34       1,264,622
    599,846      Series 2004-EE, Class 2A2 (a)..............           2.67%       12/25/34         605,050
  2,746,000      Series 2005-9, Class 2A9 ..................           5.25%       10/25/35       2,726,752
    600,839      Series 2005-AR16, Class 1A1 (a)............           2.75%       08/25/33         607,998
    495,000      Series 2006-AR1, Class 2A5 (a).............           5.37%       03/25/36         461,527
    291,126      Series 2006-AR10, Class 5A2 (a)............           2.67%       07/25/36         222,493
  1,735,655      Series 2007-10, Class 1A18 ................           6.00%       07/25/37       1,614,784
  1,329,977      Series 2007-16, Class 1A1 .................           6.00%       12/28/37       1,361,421
  1,021,732      Series 2007-2, Class 1A13 .................           6.00%       03/25/37         935,022
    260,725      Series 2007-8, Class 2A2 ..................           6.00%       07/25/37         256,023
                                                                                               ------------
                                                                                                 38,189,748
                                                                                               ------------

               COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.2%
                Banc of America Merrill Lynch Commercial
                   Mortgage, Inc.
  1,000,000        Series 2006-6, Class A4 ...................         5.36%       10/10/45       1,106,531
  1,000,000        Series 2007-2, Class A4 (a) (c)............         5.63%       04/10/49       1,140,647
                 Citigroup/Deutsche Bank Commercial
                   Mortgage Trust
  1,000,000        Series 2007-CD4, Class A4 .................         5.32%       12/11/49       1,112,776




                    See Notes to Financial Statements                    Page 7

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


 PRINCIPAL                                                          STATED        STATED
   VALUE                       DESCRIPTION                          COUPON       MATURITY          VALUE
-----------    --------------------------------------------       ----------    -----------     ------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COMMERCIAL MORTGAGE-BACKED SECURITIES - (CONTINUED)
               Credit Suisse Mortgage Capital Certificates
$   820,000     Series 2007-C2, Class A3 (a)...............            5.54%       01/15/49     $   894,138
               Greenwich Capital Commercial Funding Corp.
  1,000,000     Series 2007-GG11, Class A4 (c).............            5.74%       12/10/49       1,117,898
  1,000,000     Series 2007-GG9, Class A4 .................            5.44%       03/10/39       1,110,759
               GS Mortgage Securities Corp II
  1,000,000     Series 2007-GG10, Class A4 (a).............            5.79%       08/10/45       1,114,880
               JP Morgan Chase Commercial Mortgage
                  Securities Corp
    905,000     Series 2007-CB18, Class A4 ................            5.44%       06/12/47       1,019,177
               LB-UBS Commercial Mortgage Trust
  1,200,000     Series 2007-C7, Class A3 (a) (c)...........            5.87%       09/15/45       1,376,044
               Merrill Lynch/Countrywide Commercial
                  Mortgage Trust
  1,200,000     Series 2007-7, Class A4 (a) (c)............            5.75%       06/12/50       1,302,238
               Morgan Stanley Capital I, Inc.
  1,000,000     Series 2007-IQ14, Class A4 (a) (c).........            5.69%       04/15/49       1,100,474
               Wachovia Bank Commercial Mortgage Trust
  1,000,000     Series 2007-C30, Class A5 (c)..............            5.34%       12/15/43       1,087,647
  1,000,000     Series 2007-C32, Class A3 (a)..............            5.74%       06/15/49       1,088,446
                                                                                                -----------
                                                                                                 14,571,655
                                                                                                -----------
              TOTAL MORTGAGE-BACKED SECURITIES ........................................          52,761,403
              (Cost $49,862,068)                                                                -----------


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 47.3%

              COLLATERALIZED MORTGAGE OBLIGATIONS - 22.7%
              Federal Home Loan Mortgage Corp.
    910,997     Series 2641, Class SC (d)..................           13.42%       07/15/33         974,510
  5,225,649     Series 2807, Class SB, IO (d)..............            7.21%       11/15/33         806,978
    444,795     Series 3069, Class LI, IO .................            5.50%       08/15/32          16,659
    238,394     Series 3195, Class SX (d)..................           44.59%       07/15/36         431,091
  1,812,905     Series 3562, Class KI, IO .................            4.50%       11/15/22          88,224
  1,847,855     Series 3593, Class IP, IO .................            5.00%       06/15/36         104,001
  7,450,243     Series 3619, Class EI, IO .................            4.50%       05/15/24         581,538
  4,412,630     Series 3692, Class PS, IO (d)..............            6.36%       05/15/38         610,366
  1,560,992     Series 3702, Class SK (d)..................           13.98%       08/15/40       1,600,549
 10,997,980     Series 3726, Class KI, IO .................            3.50%       04/15/25         948,205
  5,247,081     Series 3870, Class WS, IO (d)..............            6.36%       06/15/31         790,081
              Federal Home Loan Mortgage Corp., STRIP
  3,778,290     Series 232, Class IO, IO ..................            5.00%       08/01/35         544,756
               Federal National Mortgage Association
  2,153,660     Series 2005-122, Class SN (d)..............           27.65%       01/25/36       2,785,768
    267,213     Series 2005-91, Class SH (d)...............           22.96%       05/25/33         322,270
  2,019,804     Series 2008-50, Class AI, IO ..............            5.50%       06/25/23          94,925
  5,844,490     Series 2010-103, Class ID, IO .............            5.00%       09/25/40         992,579
  8,861,030     Series 2010-139, Class KI, IO .............            1.09%       12/25/40         434,674
  3,947,309     Series 2010-142, Class PS, IO (d)..........            5.81%       05/25/40         451,879
  2,713,666     Series 2010-145, Class TI, IO .............            3.50%       12/25/20         222,730

Page 8             See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


 PRINCIPAL                                                          STATED        STATED
   VALUE                       DESCRIPTION                          COUPON       MATURITY          VALUE
-----------    --------------------------------------------       ----------    -----------     ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
               Federal National Mortgage Association (Continued)
$ 9,273,434     Series 2010-40, Class MI, IO ..............            4.50%       08/25/24     $   647,181
               Federal National Mortgage Association, STRIP
  4,095,525     Series 360, Class 2, IO ...................            5.00%       08/01/35         599,968
  6,443,483     Series 406, Class 6, IO (a)................            4.00%       01/25/41         792,417
               Government National Mortgage Association
  2,613,148     Series 2009-65, Class NJ, IO ..............            5.50%       07/20/39         300,977
  5,075,631     Series 2010-115, Class IQ, IO .............            4.50%       11/20/38         845,921
  4,622,833     Series 2011-69, Class CI, IO ..............            5.00%       03/20/36         379,492
                                                                                                -----------
                                                                                                 16,367,739
                                                                                                -----------
               COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.6%
               Government National Mortgage Association
 13,116,950     Series 2011-131, Class EI, IO .............            4.50%       08/20/39       1,890,332
                                                                                                -----------
              PASS-THROUGH SECURITIES - 22.0%
                Fannie Mae REMICs
  2,215,724     Series 2005-83, Class LZ (c)...............            5.50%       10/25/35       2,369,781
  1,217,880     Series 2010-110, Class WG (c)..............            5.50%       09/25/40       1,247,585
               Federal Home Loan Mortgage Corp.
  2,501,242     Pool A94738 (c)............................            4.50%       11/01/40       2,671,786
  1,297,878     Pool K36017 (c)............................            5.00%       09/01/47       1,393,673
               Federal National Mortgage Association
  3,351,974     Pool 831145 (c)............................            6.00%       12/01/35       3,743,343
  4,002,456     Pool 843971 (c)............................            6.00%       11/01/35       4,496,041
                                                                                                -----------
                                                                                                 15,922,209
                                                                                                -----------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ..................    34,180,280
                   (Cost $34,664,122)                                                           -----------


ASSET-BACKED SECURITIES - 2.5%

               Green Tree Financial Corp.
    119,562     Series 1997-2, Class A6 (a)................            7.24%       06/15/28         130,885
    131,496     Series 1997-3, Class A6 ...................            7.32%       03/15/28         144,669
    164,467     Series 1997-7, Class A6 ...................            6.76%       07/15/29         176,921
               Lehman ABS Manufactured Housing Contract
                  Trust
    260,195     Series 2001-B, Class A4 ...................            5.27%       04/15/40         266,131
               Mid-State Trust
    266,165     Series 2006-1, Class A ....................            5.79%       10/15/40         275,990
               Park Place Securities, Inc.
    819,705     Series 2004-MHQ1, Class M1 (a).............            0.94%       12/25/34         813,421
                                                                                                -----------
               TOTAL ASSET-BACKED SECURITIES ............................................         1,808,017
               (Cost $1,783,172)                                                                -----------

               TOTAL INVESTMENTS (e) - 122.9% ...........................................        88,749,700
               (Cost $86,309,362)                                                               -----------

                       See Notes to Financial Statements                  Page 9

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)


 PRINCIPAL
   VALUE                                           DESCRIPTION                                     AMOUNT
------------   ----------------------------------------------------------------------------  ------------

REVERSE REPURCHASE AGREEMENTS - (28.3%)

$(5,591,250)   With Credit Suisse 1.80% dated 02/06/12, to be repurchased at
                  $5,616,690 on 05/07/12.................................................       $(5,591,250)
 (3,351,000)   With Credit Suisse 0.90% dated 03/30/12, to be repurchased at
                  $3,356,110 on 05/30/12.................................................        (3,351,000)
 (7,677,000)   With Credit Suisse 0.37% dated 04/13/12, to be repurchased at
                  $7,684,101 on 07/12/12.................................................        (7,677,000)
 (3,852,000)   With Credit Suisse 0.40% dated 04/18/12, to be repurchased at
                  $3,855,852 on 07/17/12.................................................        (3,852,000)
                                                                                                -----------
               TOTAL REVERSE REPURCHASE AGREEMENTS ......................................       (20,471,250)

               NET OTHER ASSETS AND LIABILITIES - 5.4% ..................................         3,933,102
                                                                                                -----------
               NET ASSETS - 100.0% ......................................................       $72,211,552
                                                                                                ===========

    (a) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2012.
    (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund does not have the right to demand that this security be registered. This security is valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A in the Notes to Financial Statements) and is not expressed as a discount to the carrying value of a comparable unrestricted security. This security was acquired on September 9, 2009, has a current carrying cost of $2,444,021, a carrying value per share of $1.02 and represents 3.54% of net assets.
    (c) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.
    (d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2012.
    (e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,748,298 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,307,960.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
STRIP   Separate Trading of Registered Interest and Principal of Securities



Page 10                   See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2012 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                         4/30/2012         PRICES          INPUTS           INPUTS
                                                      ------------     ------------      ------------     -----------
Mortgage-Backed Securities.........................   $ 52,761,403      $      --        $ 52,761,403      $      --
U.S. Government Agency Mortgage-Backed
   Securities......................................     34,180,280             --          34,180,280             --
Asset-Backed Securities............................      1,808,017             --           1,808,017             --
                                                      ------------      ---------        ------------      ---------
Total Investments .................................   $ 88,749,700      $      --        $ 88,749,700      $      --
                                                      ============      =========        ============      =========




                  See Notes to Financial Statements                      Page 11

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2012 (UNAUDITED)

ASSETS:
Investments, at value
    (Cost $86,309,362).........................................................................       $88,749,700
Cash ..........................................................................................         3,098,646
Restricted cash................................................................................           280,000
Prepaid expenses...............................................................................            20,162
Interest receivable............................................................................           711,034
                                                                                                      -----------
       Total Assets............................................................................       $92,859,542
                                                                                                      -----------

LIABILITIES:
Reverse repurchase agreements..................................................................        20,471,250
Payables:
   Investment advisory fees....................................................................            77,033
   Interest on reverse repurchase agreements...................................................            28,420
   Audit and tax fees..........................................................................            24,204
   Printing fees...............................................................................            10,540
   Custodian fees..............................................................................            10,231
   Administrative fees.........................................................................             7,500
   Transfer agent fees.........................................................................             6,580
   Legal fees..................................................................................             5,332
   Trustees' fees and expenses.................................................................             1,758
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             4,371
                                                                                                      -----------
       Total Liabilities.......................................................................        20,647,990
                                                                                                      -----------
NET ASSETS.....................................................................................       $72,211,552
                                                                                                      ===========

NET ASSETS CONSIST OF:
Paid-in capital................................................................................       $77,081,656
Par value......................................................................................            40,800
Accumulated net investment income (loss).......................................................          (519,014)
Accumulated net realized gain (loss) on investments............................................        (6,832,228)
Net unrealized appreciation (depreciation) on investments......................................         2,440,338
                                                                                                      -----------
NET ASSETS.....................................................................................       $72,211,552
                                                                                                      ===========

NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............       $     17.70
                                                                                                      ===========

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,079,981
                                                                                                      ===========


Page 12                          See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)


INVESTMENT INCOME:
Interest.......................................................................................       $   857,885
                                                                                                      -----------
      Total investment income..................................................................           857,885
                                                                                                      -----------
EXPENSES:
Investment advisory fees.......................................................................           471,590
Excise tax expense.............................................................................           229,244
Interest expense on reverse repurchase agreements..............................................            94,482
Administrative fees............................................................................            44,998
Printing fees..................................................................................            24,003
Audit and tax fees.............................................................................            22,804
Transfer agent fees............................................................................            22,257
Trustees' fees and expenses....................................................................            13,156
Legal fees.....................................................................................             9,234
Custodian fees.................................................................................             7,869
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            30,774
                                                                                                      -----------
      Total expenses...........................................................................           975,036
                                                                                                      -----------
NET INVESTMENT INCOME..........................................................................          (117,151)
                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on investments..................................................          (623,052)
      Net change in unrealized appreciation (depreciation) on investments......................         2,130,076
                                                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         1,507,024
                                                                                                      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................       $ 1,389,873
                                                                                                      ===========


                         See Notes to Financial Statements               Page 13

FIRST TRUST MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          SIX MONTHS
                                                                                             ENDED             YEAR
                                                                                           4/30/2012           ENDED
                                                                                          (UNAUDITED)       10/31/2011
                                                                                        --------------    --------------
OPERATIONS:
Net investment income (loss).......................................................     $     (117,151)   $    6,873,389
Net realized gain (loss)...........................................................           (623,052)        1,524,527
Net change in unrealized appreciation (depreciation)...............................          2,130,076        (4,901,731)
                                                                                        --------------    --------------
Net increase (decrease) in net assets resulting from operations....................          1,389,873         3,496,185
                                                                                        --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (4,359,941)       (8,244,891)
Net realized gain..................................................................                 --                --
Return of capital..................................................................                 --                --
                                                                                        --------------    --------------
Total distributions to shareholders................................................         (4,359,941)       (8,244,891)
                                                                                        --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            167,379           268,427
                                                                                        --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions..........            167,379           268,427
                                                                                        --------------    --------------
Total increase (decrease) in net assets............................................         (2,802,689)       (4,480,279)

NET ASSETS:
Beginning of period................................................................         75,014,241        79,494,520
                                                                                        --------------    --------------
End of period......................................................................     $   72,211,552    $   75,014,241
                                                                                        ==============    ==============
Accumulated net investment income (loss) at end of period..........................     $     (519,014)   $    3,958,078
                                                                                        ==============    ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          4,070,832         4,056,945
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........              9,149            13,887
                                                                                        --------------    --------------
Common Shares at end of period.....................................................          4,079,981         4,070,832
                                                                                        ==============    ==============



Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations                      $ 1,389,873
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (42,082,577)
      Sales, maturities and paydowns on investments.............................      46,779,747
      Net amortization/accretion of premiums/discounts on investments...........       1,896,787
      Net realized gain/loss on investments.....................................         623,052
      Net change in unrealized appreciation/depreciation on investments.........      (2,130,076)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................          91,306
      Increase in prepaid expenses..............................................         (12,004)
      Decrease in restricted cash...............................................         210,000
      Increase in interest payable on reverse repurchase agreements.............           9,062
      Decrease in investment advisory fees payable..............................          (5,877)
      Decrease in audit and tax fees payable....................................         (20,980)
      Increase in legal fees payable............................................           3,356
      Decrease in printing fees payable.........................................          (1,062)
      Increase in custodian fees payable........................................           6,346
      Increase in transfer agent fees payable...................................           2,874
      Decrease in Trustees' fees and expenses payable...........................          (1,534)
      Increase in other liabilities payable.....................................             449
                                                                                     -----------

CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $    6,758,742
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................         167,379
      Distributions to Common Shareholders from net investment income...........      (4,359,941)
      Repurchases of reverse repurchase agreements..............................     (53,725,750)
      Reverse repurchase agreements borrowings..................................      51,203,250
                                                                                     -----------

CASH USED BY FINANCING ACTIVITIES...............................................                            (6,715,062)
                                                                                                        --------------

Increase in cash................................................................                                43,680
Cash at beginning of period.....................................................                             3,054,966
                                                                                                        --------------

CASH AT END OF PERIOD............................................................                       $    3,098,646
                                                                                                        ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest........................................                        $       85,420
                                                                                                        ==============



                      See Notes to Financial Statements                  Page 15

FIRST TRUST MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            SIX MONTHS
                                               ENDED           YEAR            YEAR           YEAR           YEAR           YEAR
                                             4/30/2012         ENDED           ENDED          ENDED          ENDED          ENDED
                                            (UNAUDITED)   10/31/2011 (b)  10/31/2010 (a)   10/31/2009     10/31/2008     10/31/2007
                                            -----------   --------------  -------------    ----------     ----------     ----------
Net asset value, beginning of period...     $   18.43       $   19.59       $    19.63     $   18.03      $   18.66      $   18.41
                                            ---------       ---------       ----------     ---------      ---------      ---------
Income from investment operations:
Net investment income (loss)............        (0.03)           1.69             2.06          1.57           1.49           1.04
Net realized and unrealized gain (loss).         0.37           (0.82)           (0.45)         1.40          (1.00)          0.23
                                            ---------       ---------       ----------     ---------      ---------      ---------
Total from investment operations........         0.34            0.87             1.61          2.97           0.49           1.27
                                            ---------       ---------       ----------     ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................        (1.07)          (2.03)           (1.65)        (1.37)         (1.12)         (1.02)
                                            ---------       ---------       ----------     ---------      ---------      ---------
Total from distributions................        (1.07)          (2.03)           (1.65)        (1.37)         (1.12)         (1.02)
                                            ---------       ---------       ----------     ---------      ---------      ---------
Net asset value, end of period..........    $   17.70       $   18.43       $    19.59         19.63      $   18.03      $   18.66
                                            =========       =========       ==========     =========      =========      =========
Market value, end of period.............    $   19.85       $   18.94       $    20.70     $   17.91      $   15.71      $   16.32
                                            =========       =========       ==========     =========      =========      =========
Total return based on net asset value (c)        1.74%           4.60%            9.01%        18.21%          3.38%          7.80%
                                            =========       =========       ==========     =========      =========      =========
Total return based on market value....(c)       11.08%           1.68%           26.18%        23.91%          2.94%          4.69%
                                            =========       =========       ==========     =========      =========      =========

---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....    $  72,212       $  75,014       $   79,495     $  79,462      $  72,956      $  75,487
Ratio of total expenses to average net
 assets.................................         2.39% (d)       2.23%            2.00%         2.07%          2.69%          3.24%
Ratio of total expenses to average net assets
   excluding interest expense...........         2.13% (d)       2.14%            1.95%         1.99%          1.83%          1.71%
Ratio of net investment income (loss) to
   average net assets...................        (0.01)%(d)       8.74%           10.50%         9.01%          7.93%          5.70%
Portfolio turnover rate.................           47%             47%              36%           39%            10%            22%
---------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements.

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)  Annualized.




Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      U.S. Government securities, mortgage-backed securities ("MBS"), asset-backed securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.


Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that the pricing service or dealer does not provide a valuation or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4)    the financial statements of the issuer;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)


      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
           o Quoted prices for similar investments in active markets.
           o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
           o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
           o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements are utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)

Information for the six months ended April 30, 2012:

     Maximum amount outstanding during the period.................. $22,993,750
     Average amount outstanding during the period*................. $22,143,157
     Average Common Shares outstanding during the period...........   4,075,582
     Average debt per Common Share outstanding during the period...       $5.43

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2012.

During the six months ended April 30, 2012, the interest rates ranged from 0.31% to 1.65%, with a weighted average interest rate of 0.83%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $94,482.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only or IO security and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. These securities are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An interest-only security ("IO security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO security. IO securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO security will rise. These securities are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Distributions paid from:

Ordinary income....................................       $8,244,891
Capital gain.......................................              --
Return of capital..................................              --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)


As of October 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income......................  $     7,646,720
Undistributed capital gains........................               --
                                                     ---------------
Total undistributed earnings.......................        7,646,720
Accumulated capital and other losses...............       (6,209,176)
Net unrealized appreciation (depreciation).........       (3,378,380)
                                                     ---------------
Total accumulated earnings (losses)................       (1,940,836)
Other..............................................               --
Paid-in capital....................................       76,955,077
                                                     ---------------
Net assets.........................................  $    75,014,241
                                                     ===============

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $6,209,176, expiring as follows:

                    EXPIRATION DATE           AMOUNT
                    October 31, 2014       $ 2,859,304
                    October 31, 2017       $ 1,927,985
                    October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2011, the Fund utilized capital loss carryforwards in the amount of $897,649.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of April 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENTS:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the updated standard on the Fund's financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer for $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2012 were $21,911,449 and $20,162,945, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2012 were $11,427,714 and $35,352,033, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)


unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 21, 2012, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on June 5, 2012, payable June 15, 2012.

On June 20, 2012, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on July 5, 2012, payable July 16, 2012.

On June 21, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2012 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on Monday, April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Thomas R. Kadlec and Richard E. Erickson were elected by the Common Shareholders of the First Trust Mortgage Income Fund as Class I Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Kadlec was 3,627,290, the number of votes against was 46,868 and the number of abstentions was 401,919. The number of votes cast in favor of Mr. Erickson was 3,612,890, the number of votes against was 61,268 and the number of abstentions was 401,919. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)          First Trust Mortgage Income Fund
            ----------------------------------------------------

By (Signature and Title)* /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date: June 25, 2012
    ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date: June 25, 2012
    ------------------

By (Signature and Title)* /s/ James M. Dykas
                         -------------------------------------------------------
                          James M. Dykas, Treasurer, Chief Financial Officer
                          and Chief Accounting Officer
                          (principal financial officer)

Date: June 25, 2012
    ------------------

* Print the name and title of each signing officer under his or her signature.